Exhibit 99.1

KULR SETS DECEMBER 2022 CONFERENCE SCHEDULE

SAN DIEGO / GLOBENEWSWIRE / November 28, 2022 / KULR Technology Group, Inc. (NYSE American: KULR) (the "Company" or "KULR"), a leading energy management platform company accelerating the global transition to a sustainable electrification economy, is scheduled to participate at the following conferences in December 2022:

22nd Annual Advanced Automotive Battery Conference (AABC)

Date: Monday, December 5th to Thursday, December 8th, 2022

Location: Hotel Del Coronado, 1500 Orange Ave, Coronado, CA, Booth #800

Event Detail: The Advanced Automotive Battery Conference (AABC) hosts industry experts that analyze what issues on the technical and business fronts impede the development of vehicle electrification. Attendees will have the opportunity to network with industry leaders that will provide insight into the business outlook and trends on the horizon. Additionally, presenters will offer their research findings and ideas on what future developments they anticipate occurring. On December 7th, at 9:00 a.m. PT, KULR will present during the Big Data and Battery Development track giving a talk titled, “Big Data, Real-Time Monitoring, Physical and Digital Safety Layers,” that will be followed by a panel discussion at 10:00 a.m. PT.

Janney Energy Transition Forum

Date: Tuesday, December 13th to Wednesday, December 14th, 2022

Location: Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, CA 94111

Event Detail: KULR will participate in the evening session on Tuesday, December 13th, 2022

About KULR Technology Group Inc.

KULR Technology Group Inc. (NYSE American: KULR) is a leading energy management platform offering proven solutions that play a critical role in accelerating the electrification of the circular economy. Leveraging a foundation in developing, manufacturing, and licensing next-generation carbon fiber thermal management technologies for batteries and electronic systems, KULR has evolved its holistic suite of products and services to enable its customers across disciplines to operate with efficiency and sustainability in mind. For more information, please visit https://www.kulrtechnology.com/.

Safe Harbor Statement

This release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. This release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K filed with the Securities and Exchange Commission on March 28, 2022. Forward-looking statements include statements regarding our expectations, beliefs, intentions, or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” and “would” or similar words. All forecasts are provided by management in this release are based on information available at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products and services. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

Investor Relations:

Tom Colton or John Yi

Gateway Group

Main: (949) 574-3860

KULR@gatewayir.com

Public Relations:

Robert Collins / Zach Kadletz / Anna Rutter

Gateway Group

Main: (949) 574-3860

KULR@gatewayir.com

Brokers and Analysts:

Chesapeake Group

Main: (410) 825-3930

info@chesapeakegp.com